UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2012

ENERJEX RESOURCES, INC.

(Exact Name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30234	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

4040 Broadway, Suite 508, San Antonio, Texas 78209

(Address of principal executive offices)

(210) 451-5545

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Second Amendment to Amended and Restated Credit Agreement

EnerJex Resources, Inc., a Nevada corporation (the "Company") and EnerJex Kansas, Inc., DD Energy, Inc., Black Sable Energy, LLC, Rantoul Partners and Working Interest, LLC (together with the Company, the "Borrowers") previously entered into an Amended and Restated Credit Agreement dated October 3, 2011, as amended by that First Amendment dated December 14, 2011 (the "Credit Agreement") with Texas Capital Bank, N.A., (the "Bank") as Administrative Agent, L/C Issuer and Bank (as those terms are defined in the Credit Agreement), and other financial institutions and banks that may become a party to the Credit Agreement from time to time.

On August 31, 2012, the Borrowers entered into a Second Amendment to Amended and Restated Credit Agreement (the "Second Amendment") with the Bank. The Second Amendment: (i) reflected the Borrowing Base in effect as of the Second Amendment Closing Date is $7,000,000 relative to the Proved Reserves attributable to the Borrowing Base Oil and Gas Properties and the Monthly Borrowing Base Reduction is $0.00 and (ii) reduced the minimum interest rate to 3.75%. In addition, the Second Amendment added as collateral for the loan the additional leases described on Exhibit A to the Second Amendment.

The description herein of the Second Amendment is qualified in its entirety, and the terms are incorporated herein, by reference to the Second Amendment, the form of which is filed as Exhibits 10.1 hereto.

Third Amendment to Amended and Restated Credit Agreement

On November 2, 2012, the Borrowers entered into a Third Amendment to Amended and Restated Credit Agreement (the "Third Amendment") with the Bank. The Third Amendment reflects the Borrowing Base in effect as of the Third Amendment Closing Date to be $12,150,000 relative to the Proved Reserves attributable to the Borrowing Base Oil and Gas Properties and the Monthly Borrowing Base Reduction to be $0.00. In additional, the Third Amendment clarified certain continuing covenants and provided a limited waiver of compliance with one of the covenants so clarified for the fiscal quarter ended October 31, 2012.

The description herein of the Third Amendment is qualified in its entirety, and the terms are incorporated herein, by reference to the Third Amendment, the form of which is filed as Exhibits 10.2 hereto.

Item 2.03. Creation of a direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Second Amendment to Amended and Restated Credit Agreement dated August 31, 2012
10.2	Third Amendment to Amended and Restated Credit Agreement dated November 2, 2012

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

Date: November 8, 2012
By: /s/ Robert G. Watson, Jr.
Robert G. Watson, Jr., Chief Executive Officer